                                Exhibit 10.39

                                 SIMMONS COMPANY

                               SECOND AMENDMENT TO
                        CREDIT AND GUARANTY AGREEMENT

           THIS SECOND AMENDMENT (this "AMENDMENT") dated as of March __, 2000 to the CREDIT AND GUARANTY AGREEMENT dated as of October 29, 1998 (as amended by that certain First Amendment to Credit and Guaranty Agreement dated as of March 1, 1999, the "CREDIT AGREEMENT") is entered into by and among SIMMONS COMPANY, a Delaware corporation (the "COMPANY"), SIMMONS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the CREDIT SUPPORT PARTY listed on the signature papers hereto, CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto, GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent and UBS A.G., STAMFORD BRANCH, as Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in Section 1 hereof.


                               RECITALS

           WHEREAS, Company and Requisite Lenders desire to amend the Credit Agreement to (i) permit certain incremental Tranche C Term Loans in an aggregate principal amount not in excess of $50,000,000 and (ii) make certain adjustments to the calculation of Consolidated Adjusted EBITDA.

           NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.1    AMENDMENTS TO SECTION 1: DEFINITIONS.

         A. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

                     "INCREMENTAL TRANCHE C TERM LOAN COMMITMENTS" as
              defined in Section 2.25(a).

                     "INCREMENTAL TRANCHE C TERM LOANS" as defined in
              Section 2.25(b)(i).

                     "INCREMENTAL TRANCHE C TERM LOAN LENDER" as
              defined in Section 2.25(b)(ii).

                     "INCREMENTAL TRANCHE C TERM LOAN NOTICE" means an
              Incremental Tranche C Term Loan Notice substantially in the form of Exhibit A-4.

                     "INCREMENTAL TRANCHE C TERM LOAN SYNDICATION
              AGENT" as defined in Section 2.25(c).

                     "SECOND AMENDMENT" means that certain Second
              Amendment to Credit and Guaranty Agreement dated as of March __, 2000 among Company, Holdings, Syndication Agent, Administrative Agent and the financial institutions and the Credit Support Parties listed on the signature pages thereto.

                     "SECOND AMENDMENT EFFECTIVE DATE" means the date
              of satisfaction of the conditions referred to in Section 2 of the Second Amendment.

       B. Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Agent" to read in its entirety as follows:

                     "AGENT" means each of Syndication Agent, Joint
              Lead Arrangers, Administrative Agent and, if applicable, Incremental Tranche C Syndication Agent.

       C. Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Notice" to read in its entirety as follows:

                     "NOTICE" means a Funding Notice, a Request for
              Issuance, a Conversion/Continuation Notice or an Incremental Tranche C Term Loan Notice.

       D. Section 1.1 of the Credit Agreement is hereby further amended by amending the definition of "Tranche C Lender" to read in its entirety as follows:




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

                     "TRANCHE C LENDER" means a Lender making a
              Tranche C Term Loan on the Closing Date or pursuant to
              Section 2.25.

1.2    AMENDMENTS TO SECTION 2: CREDIT EXTENSIONS.

       A. Section 2.5 of the Credit Agreement is hereby amended by adding the following at the end thereto:

              "Notwithstanding the foregoing, the proceeds from any Incremental Tranche C Term Loans shall be applied by Company for acquisitions and general corporate purposes."

       B. Section 2.11 of the Credit Agreement is hereby amended by adding the following Section 2.11(d) at the end thereto:

              "     (d) In the event any Incremental Tranche C Term
              Loans are made, such Incremental Tranche C Term Loans shall be repaid on each Installment Date occurring on or after the applicable Incremental Tranche C Term Loan Effective Date in an amount equal to (i) the aggregate principal amount of Incremental Tranche C Term Loans as of such Incremental Tranche C Term Loan Effective Date, times (ii) the ratio (expressed as a percentage) of (y) the amount of Tranche C Term Loans (without giving effect to the Incremental Tranche C Term Loans) being repaid on such Installment Date and (z) the total aggregate amount of Tranche C Term Loans (without giving effect to the Incremental Tranche C Term Loans) outstanding on such Incremental Tranche C Term Loan Effective Date."

       C. Section 2.13(e) of the Credit Agreement is hereby amended by adding the following proviso at the end thereto:

              "PROVIDED FURTHER, that no such prepayment and/or reduction shall be required for Fiscal Year 1999 except to the extent Consolidated Excess Cash Flow for such Fiscal Year exceeds $6,100,000; PROVIDED FURTHER, that the amount added to Consolidated Net Income for purposes of determining Consolidated Adjusted EBITDA relating to severance charges during calendar years 1999 and 2000 shall not be deducted for purposes of determining Consolidated Excess Cash Flow."

       D. Section 2 of the Credit Agreement is hereby amended by adding the following Section 2.25 at the end thereto:




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

          "2.25 INCREMENTAL TRANCHE C TERM LOAN COMMITMENTS AND LOANS.

                  (a) INCREMENTAL TRANCHE C TERM LOAN COMMITMENTS. Company may elect to increase the Tranche C Term Loan Commitments by an aggregate amount not in excess of $50,000,000 and in minimum amounts of not less than $10,000,000 and in integral multiples of $5,000,000 (such increase, the "INCREMENTAL TRANCHE C TERM LOAN COMMITMENTS").

                  (b) INCREMENTAL TRANCHE C TERM LOAN MECHANICS. In order to make the election set forth in Section 2.25(a), Company shall deliver to the Incremental Tranche C Term Loan Syndication Agent an Incremental Tranche C Term Loan Notice setting forth the following:

                           (i) the date (each, an "INCREMENTAL TRANCHE C TERM LOAN EFFECTIVE DATE"), which shall be not less than ten (10) Business Days after the date on which the applicable Incremental Tranche C Term Loan Notice is delivered to the Incremental Tranche C Term Loan Syndication Agent, on which Company proposes that the applicable Incremental Tranche C Term Loan Commitment shall be effective and, if applicable, that the Loans to be made pursuant to the Incremental Tranche C Term Loan Commitments (THE "INCREMENTAL TRANCHE C TERM LOAN") shall be made;

                           (ii) the identity of each Lender or other Person that meets the requirements of an Eligible Assignee (each, an "INCREMENTAL TRANCHE C TERM LOAN LENDER") to whom Company proposes any portion of the applicable Incremental Tranche C Term Loan Credit Commitments be allocated and the amounts of such allocations; and

                           (iii) if applicable, the aggregate principal amount of Incremental Tranche C Term Loans to be made on the Incremental Tranche C Term Loan Effective Date.

                  (c) ARRANGEMENT AND SYNDICATION. The Incremental Tranche C Term Loan Commitments shall be arranged and syndicated by Syndication Agent in the capacity as lead arranger and syndication agent with respect thereto (in such capacities, "INCREMENTAL TRANCHE C TERM LOAN SYNDICATION AGENT"), and Company shall pay to Incremental Tranche C Term Loan Syndication Agent such customary fees and expenses in connection with arranging, syndicating and providing the Incremental Tranche C Term Loan Commitments as may be necessary, in the reasonable judgment of Incremental Tranche C Term Loan Syndication Agent, to achieve a successful syndication thereof and no portion of such fees shall be allocable to any persons other than Incremental Tranche C Term Loan Syndication Agent and those persons providing the Incremental Tranche C Term Loan Commitments. Notwithstanding anything in this Agreement to the contrary,



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         Incremental Tranche C Term Loan Syndication Agent shall be entitled to the benefits of Section 9 as if it were named therein. Any Lender given the option to participate in any Incremental Tranche C Term Loan Commitment may elect or decline, in its sole discretion, to provide such Incremental Tranche C Term Loan Commitment.

                  (d) CONDITIONS TO INCREMENTAL TRANCHE C TERM LOAN AMOUNTS. Any Incremental Tranche C Term Loan Commitments shall become effective and, if applicable, any Incremental Tranche C Term Loans shall be made as of the applicable Incremental Tranche C Term Loan Effective Date subject to the following conditions:

                           (i) no Default or Event of Default shall exist as of such date before or after giving effect to such Incremental Tranche C Term Loan Commitments;

                           (ii) Company and its Subsidiaries shall be in pro forma compliance with each of the covenants set forth in Section 6.6 as of the last day of the most recently ended fiscal quarter after giving effect, on a pro forma basis, to such Incremental Tranche C Term Loans;

                           (iii) both before and after giving effect to the making of any Incremental Tranche C Term Loans, each of the conditions set forth in Section 3.2 shall be satisfied;

                           (iv) each increase in the Tranche C Term Loan Commitments shall be effected pursuant to one or more joinder agreements, in each case in form and substance reasonably satisfactory to the Incremental Tranche C Term Loan Syndication Agent, and executed by each Credit Party and each Incremental Tranche C Term Loan Lender and delivered to Administrative Agent and recorded in the Register; and

                           (v) Company shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Incremental Tranche C Term Loan Syndication Agent or Administrative Agent in connection with any such transaction.

                  (e) INCREMENTAL TRANCHE C TERM LOANS. On any Incremental Tranche C Term Loan Effective Date on which Incremental Tranche C Term Loan Commitments are effected, subject to the satisfaction of the foregoing terms and conditions:

                           (i) each Incremental Tranche C Term Loan Lender holding an Incremental Tranche C Term Loan Commitment shall make Tranche C Term Loans to Company in an amount equal to its allocated Incremental Tranche C Term Loan Commitment;



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

                           (ii) each such Loan shall be deemed and treated for all purposes as a Tranche C Term Loan; and

                           (iii) each Incremental Tranche C Term Loan Lender shall become a Lender hereunder with respect to the Incremental Tranche C Term Loan Commitments and for purposes of all other provisions of this Agreement shall be deemed a Tranche C Lender.

                  (f) NOTICE OF INCREMENTAL TRANCHE C AMOUNTS. Administrative Agent shall notify the Lenders promptly upon receipt of Company's notice of each Incremental Tranche C Effective Date and in respect thereof the Incremental Tranche C Commitments and the Incremental Tranche C Term Loans."

1.3    AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS.

         A. Section 6.5(v)(b) of the Credit Agreement is hereby amended by restating it in its entirety as follows:

         "(b) the aggregate amount of Restricted Junior Payments made pursuant to this clause (v) in any Fiscal Year shall not exceed $2,500,000 plus the cumulative unused portion, if any, of such $2,500,000 per year amount not so utilized during the preceding Fiscal Years."

         B. Section 6.6A of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:

                                                    MINIMUM FIXED CHARGE
           PERIOD                                      COVERAGE RATIO
           ------                                      --------------


The last day of Fiscal Year 1999 - the day imme-          1.55:1.00
diately preceding the end of 2(nd) Fiscal Quarter
2001

The last day of 2(nd) Fiscal Quarter 2001 - the day       1.65:1.00
immediately preceding the end of Fiscal Year
2001

The last day of Fiscal Year 2001 - the day imme-          1.75:1.00
diately preceding the end of 2(nd) Fiscal Quarter
2002

                                                  MINIMUM FIXED CHARGE
                 PERIOD                              COVERAGE RATIO
                 ------                              --------------

The last day of 2(nd) Fiscal Quarter 2002 -            1.95:1.00
thereafter

         C. Section 6.6B of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:

                                                 MINIMUM CASH INTEREST
                 PERIOD                             COVERAGE RATIO
                 ------                             --------------



The last day of Fiscal Year 1999 - the day imme-        1.90:1.00
diately preceding the end of 2(nd) Fiscal Quarter
2001

The last day of 2(nd) Fiscal Quarter 2001 - the day     2.10:1.00
immediately preceding the end of Fiscal Year
2001

The last day of Fiscal Year 2001 - the day imme-        2.30:1.00
diately preceding the end of 2(nd) Fiscal Quarter
2002

The last day of 2(nd) Fiscal Quarter 2002 -             2.50:1.00
thereafter

         D. Section 6.8 of the Credit Agreement is hereby amended by deleting the reference to "$10,000,000" for the period ending 12/31/00 in the table set forth therein and substituting "$12,500,000" therefor.

         E. Section 6.8 of the Credit Agreement is hereby further amended by adding the following proviso at the end thereto:

         "PROVIDED FURTHER, in addition to the foregoing, Company and its Subsidiaries may incur additional Capital Expenditures in an amount not to exceed $1,700,000 in the aggregate with respect to the acquisition of United Sleep Products, as long as such Capital Expenditures are incurred within twelve months of the date of such acquisition and made with respect to United Sleep Products and its Subsidiaries."

1.4 AMENDMENTS TO SECTION 10: Miscellaneous. Section 10.5(d) of the Credit Agreement is hereby amended by deleting the "." at the end thereto and adding the following:

         "or of Section 2.25 as it relates to the Incremental Tranche C Term Loan Syndication Agent, in each case without the consent of such Agent."

1.5     AMENDMENTS TO EXHIBITS.

         A. The Credit Agreement is hereby amended by adding thereto a new EXHIBIT A-4 (Incremental Tranche C Term Loan Notice) in the form of ANNEX A attached hereto.

         B. The Credit Agreement is hereby amended by deleting the current EXHIBIT M (Certain Adjustments to EBITDA) in its entirety and substituting therefor a new EXHIBIT M in the form of ANNEX B attached hereto.

SECTION 2. CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SECOND AMENDMENT EFFECTIVE DATE"):

         A. EXECUTION. Credit Parties and Requisite Lenders shall have executed this Amendment.

         B. AMENDMENT FEE. The Administrative Agent shall have received, for distribution to all Lenders executing this Amendment, an amendment fee equal to 0.125% of such Lender's outstanding Loans and Commitments.

         C. OTHER FEES. The Agents shall have received all other fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

         D. NECESSARY CONSENTS. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

         E. OTHER DOCUMENTS. Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties as Administrative Agent may reasonably request.

SECTION 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of the Company represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

         A. CORPORATE POWER AND AUTHORITY. Each Credit Party which is party hereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the other Credit Documents.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary corporate action on the part of each Credit Party.

         C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Company or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Holdings, the Company or any Subsidiary is a party or by which any of them or any of their property is or may be bound,
(ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date.

         D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Company and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION 4. ACKNOWLEDGMENT AND CONSENT

         Simmons International Holdings Company, Inc. referred to herein as the "CREDIT SUPPORT PARTY", and the Credit Documents to which they are a party are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

         Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of Credit Support Party to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

         B. HEADINGS. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

       BORROWER:              SIMMONS COMPANY

                              By:    /s/ Roger W. Franklin
                                    --------------------------------------------
                                     Name: Roger W. Franklin
                                     Title: Vice-President-Finance, Treasurer

       HOLDINGS:              SIMMONS HOLDING, INC.

                              By:    /s/ Roger W. Franklin
                                    --------------------------------------------
                                     Name: Roger W. Franklin
                                     Title: Vice-President-Finance, Treasurer

       CREDIT SUPPORT         SIMMONS INTERNATIONAL HOLDINGS
       PARTIES:               COMPANY, INC.
                              (for the purposes of Section 4 only) as a Credit
                              Support Party

                              By:    /s/ Roger W. Franklin
                                    --------------------------------------------
                                     Name: Roger W. Franklin
                                     Title: Vice-President-Finance, Treasurer

         LENDERS              GOLDMAN SACHS CREDIT PARTNERS L.P.,
         AND AGENTS:

                              By:    /s/ Elizabeth Fischer
                                    --------------------------------------------
                                         Authorized Signatory

                              UBS AG, STAMFORD BRANCH

                              By:    /s/ Renata Jacobson
                                    --------------------------------------------
                                     Name: Renata Jacobson
                                     Title: Director

                              By:    /s/ David Barth
                                    --------------------------------------------
                                     Name: David Barth
                                     Title: Director

                              WACHOVIA BANK, N.A.,

                              By:    /s/ Howard Kim
                                    --------------------------------------------
                                     Name: Howard Kim
                                     Title: Senior Vice President

                              FLEET NATIONAL BANK

                              By:    /s/ Pauline So
                                    --------------------------------------------
                                     Name: Pauline So
                                     Title: Assistant Vice President

                              U.S. BANK NATIONAL ASSOCIATION

                              By:
                                    --------------------------------------------
                                     Name:
                                     Title:

                              BHF-BANK AKTIENGESELLSCHAFT
                              NEW YORK BRANCH

                              By:
                                    --------------------------------------------
                                     Name:
                                     Title:

                              By:
                                    --------------------------------------------
                                     Name:
                                     Title:

                                 SUNTRUST BANK, ATLANTA

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                WELLS FARGO BANK, N.A.

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                BAYERISCHE HYPO-UND VEREINSBANK, AG
                                NEW YORK BRANCH

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 By:
                                    --------------------------------------------
                                    Name:
                                    Title:

                                 THE BANK OF NEW YORK

                                 By:    /s/ David C. Siegel
                                        ----------------------------------------
                                        Name: David C. Siegel
                                        Title:  Vice President

                                 BANK AUSTRIA CREDITANSTALT
                                 CORPORATE FINANCE, INC.

                                 By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                 HELLER FINANCIAL, INC.

                                 By:    /s/ Robert M. Reeg
                                        ----------------------------------------
                                        Name: Robert M. Reeg
                                        Title: Assistant Vice President

                                 THE MITSUBISHI TRUST AND BANKING COR-
                                 PORATION

                                 By:    /s/ Toshihiro Hayashi
                                        ----------------------------------------
                                        Name: Toshihiro Hayashi
                                        Title: Senior Vice President

                                 THE PROVIDENT BANK

                                 By:    /s/ Thomas W. Doe
                                        ----------------------------------------
                                        Name: Thomas W. Doe
                                        Title: Vice President

                                 SCOTIABANC INC.

                                 By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                 ALLSTATE LIFE INSURANCE COMPANY

                                 By:    /s/ David Walsh
                                        ----------------------------------------
                                        Name: David Walsh
                                        Title: Authorized Signatory

                                 By:    /s/ Daniel C. Leimbach
                                        ----------------------------------------
                                        Name: Daniel C. Leimbach
                                        Title: Authorized Signatory

                                 MERRILL LYNCH PRIME RATE PORTFOLIO

                                 By:    /s/ Andrew C. Liggio
                                       ----------------------------------------
                                        Name: Andrew C. Liggio
                                        Title: Authorized Signatory

                                 HSBC BANK USA

                                 By:    /s/ Paul M. Harrington
                                       ----------------------------------------
                                        Name: Paul M. Harrington
                                        Title: Authorized Signatory

                                 FREMONT INVESTMENT & LOAN

                                 By:
                                       ----------------------------------------
                                        Name:
                                        Title:

                                 ARCHIMEDES FUNDING III, LTD.
                                 BY: ING CAPITAL ADVISORS LLC,
                                 AS COLLATERAL MANAGER

                                 By:    /s/ Michael J. Campbell
                                       ----------------------------------------
                                        Name: Michael J. Campbell
                                        Title: Managing Director

                                 AERIES  2 FINANCE LTD.
                                 BY:    INVESCO SENIOR SECURED MANAGEMENT,
                                        INC, AS SUB-MANAGING AGENT

                                 By:    /s/ Gregory Stoeckle
                                       ----------------------------------------
                                        Name: Gregory Stoeckle
                                        Title: Authorized Signatory

                                 AMARA 1 FINANCE LTD.
                                 BY:   INVESCO SENIOR SECURED MANAGEMENT,
                                        INC., AS SUB-ADVISOR

                                 By:    /s/ Gregory Stoeckle
                                       ----------------------------------------
                                        Name: Gregory Stoeckle
                                        Title: Authorized Signatory

                                 AMARA 2 FINANCE LTD.
                                 BY:   INVESCO SENIOR SECURED MANAGMENT,
                                        INC., AS SUB ADVISOR

                                 By:    /s/ Gregory Stoeckle
                                       ----------------------------------------
                                        Name:  Gregory Stoeckle
                                        Title: Authorized Signatory

                                 NORTH AMERICAN SENIOR FLOATING RATE
                                 FUND
                                 BY:    CYPRESSTREE INVESTMENT MANAGEMENT
                                        COMPANY, INC. AS PORTFOLIO MANAGER

                                 By:    /s/ Catherine C. McDermott
                                       ----------------------------------------
                                        Name: Catherine C. McDermott
                                        Title: Principal

                                 CYPRESSTREE INSTITUTIONAL FUND, LLC
                                 By:    CYPRESSTREE INVESTMENT MANAGEMENT
                                        COMPANY, INC. ITS  MANAGING MEMBER

                                 By:    /s/ Catherine C. McDermott
                                       ----------------------------------------
                                        Name: Catherine C. McDermott
                                        Title: Principal

                                 KZH CYPRESSTREE - 1 LLC

                                 By:    /s/ Peter Chin
                                       ----------------------------------------
                                        Name: Peter Chin
                                        Title: Authorized Agent

                                 SENIOR DEBT PORTFOLIO
                                 By:   BOSTON MANAGEMENT AND RESEARCH
                                       AS INVESTMENT ADVISOR

                                 By:    /s/ Scott H. Page
                                       ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President

                                 EATON VANCE SENIOR INCOME TRUST
                                 By:    EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR

                                 By:    /s/ Scott H. Page
                                       ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President

                                 EATON VANCE INSTITUTIONAL SENIOR
                                 LOAN FUND
                                 By:   EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR

                                 By:    /s/ Scott H. Page
                                       ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President

                                 OXFORD STRATEGIC INCOME FUND
                                 By:   EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR

                                 By:    /s/ Scott H. Page
                                       ----------------------------------------
                                        Name: Scott H. Page
                                        Title: Vice President

                                 MORGAN STANLEY DEAN WITTER
                                 PRIME INCOME TRUST

                                 By:    /s/ Sheila Finnerty
                                       ----------------------------------------
                                        Name: Sheila Finnerty
                                        Title: Senior Vice President

                                     ANNEX A

                                                                  EXHIBIT A-4 TO
                                                   CREDIT AND GUARANTY AGREEMENT

                     INCREMENTAL TRANCHE C TERM LOAN NOTICE

         Reference is made to the Credit and Guaranty Agreement, dated as of October 29, 1998 (as it may be amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among SIMMONS COMPANY, A DELAWARE CORPORATION ("COMPANY"), SIMMONS HOLDINGS, INC., A DELAWARE CORPORATION ("HOLDINGS"), certain Subsidiaries of Company, as Guarantors, the Lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent, and UBS A.G., STAMFORD BRANCH, as Administrative Agent.

         Pursuant to Section 2.25(a) of the Credit Agreement, Company [(i)] elects to increase the Tranche C Term Loan Commitments in the following aggregate amounts[, and (ii) requests that Lenders make the following Loans to Company in accordance with the applicable terms and conditions of the Credit Agreement, in each case] to be effective as of [date] the date (the "INCREMENTAL TRANCHE C TERM LOAN EFFECTIVE DATE"):

              TRANCHE C TERM LOANS:

              INCREMENTAL TRANCHE C TERM LOAN COMMITMENTS:       $_____________

              [$[__,__,__]    Eurodollar Rate Loans        Initial Interest
                                                            Period of _________
                                                            month(s)
               $[__,__,__]    Base Rate Loans]

         Company hereby certifies that as of Incremental Tranche C Term Loan Effective Date:

                  (i) no Default or Event of Default shall exist either before or after giving effect to the Incremental Tranche C Term Loan Commitments contemplated hereby;

                  (ii) Company and its Subsidiaries shall be in pro forma compliance with each of the covenants set forth in Section 6.6 as of the last day of the most recently ended fiscal quarter after giving effect to the Incremental Tranche C Term Loans contemplated hereby;





                                  Exhibit A-4-1

                  (iii) both before and after giving effect to the making of any Incremental Tranche C Term Loans, each of the conditions set forth in
         Section 3.2 of the Credit Agreement shall have been satisfied;

                  (iv) the increase in the Tranche C Term Loan Commitments shall be effected pursuant to one or more joinder agreements, in each case in form and substance reasonably satisfactory to Administrative Agent, and shall be executed by each Credit Party and each Incremental Tranche C Term Loan Lender and delivered to Administrative Agent and recorded in the Register;

                  (v) Company has delivered or caused to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with the transactions contemplated hereby; and

                  (vii) attached as Annex A hereto is a list of each Incremental Tranche C Term Loan Lender and the amount of each Incremental Tranche C Term Loan Commitment applicable thereto.

Date: [date]                                    SIMMONS COMPANY




                                                By:____________________________
                                                Title:_________________________







                                  Exhibit A-4-2

                                     ANNEX B

                                   [ATTACHED]







                                   Exhibit M-1

                                                                                    EXHIBIT M TO THE
                                                                       CREDIT AND GUARANTY AGREEMENT

                                              Simmons Company
                                         Historical Adjusted EBITDA
                                               ($ thousands)

                                              1997            1998            1999            2000
----------------------------------------------------------------------------------------------------
EBITDA                                       53,325          58,682          52,612          ACTUAL
     Interest Income                            256             184             201          ACTUAL


Non-Recurring SWIFT/UNITE                     2,347           2,208              --
Management Strategic Initiatives
     Strategic Initiative #1                  1,363              --              --
     Strategic Initiative #2                    330              --              --
     Strategic Initiative #3                     --             418             444
Other

Discontinued Product Line                       799             772              --
Severance                                        --              --           6,600           3,800
H&H                                              --              --           6,883

EBITDA, as Adjusted                          58,420          62,264          66,740


         The numbers set forth above under "EBITDA, as Adjusted" for periods prior to Fiscal Year 2000 shall be used as "Consolidated Adjusted EBITDA" in computing the covenants set forth in Section 6.6 of the Credit Agreement. EBITDA for each Fiscal Quarter in 2000 shall use the actual numbers for such quarter adjusted as provided under the heading "2000". The severance and H&H adjustments for 1999 were incurred in the fourth Fiscal Quarter of 1999. It is estimated that the adjustment provided under the Heading "2000" will be made in the first Fiscal Quarter of 2000.